Exhibit 32

Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of HSBC USA Inc., a Maryland corporation (the Company), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the Form 10-K) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 1, 2004	/s/ Martin J. G. Glynn
———————————————————
Martin J. G. Glynn
President and Chief Executive Officer

Dated: March 1, 2004	/s/ Roger K. McGregor
———————————————————
Roger K. McGregor
Executive Vice President and
Chief Financial Officer

130